================================================================================


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934


Filed by Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]   Definitive Proxy Statement

[ ]   Definitive Additional Materials

[ ]   Soliciting Material Pursuant to Section 240.14a-11(c) or
      Section 240.14a-12

                                KOSS CORPORATION
                (Name of Registrant as Specified in its Charter)

                                   ----------

        (Name of Person Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i) and 0-11.

      (1) Title of each class of securities to which the transaction applies:

      (2)      Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      (4)      Proposed maximum aggregate value of the transaction:
               Total proposed maximum aggregate value of the transaction:

      (5)      Total fee paid:

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)      Amount Previously Paid:

      (2)      Form Schedule or Registration No.:

      (3)      Filing Party:

      (4)      Date Filed:



================================================================================

                                KOSS CORPORATION
                        4129 NORTH PORT WASHINGTON AVENUE
                           MILWAUKEE, WISCONSIN 53212

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                  TO BE HELD ON

                               SEPTEMBER 23, 2003


         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of Koss Corporation (the "Company") will be held at the Milwaukee River Hilton Hotel at 4700 North Port Washington Avenue, Milwaukee, Wisconsin, on Tuesday, September 23, 2003, at 9:00 a.m. local time to consider and act on the following proposals:

         1.       The election of six (6) directors;

         2. The ratification of the appointment of PricewaterhouseCoopers LLP, independent accountants, as auditors of the Company for the fiscal year ending June 30, 2004; and

         3. Such other business as may properly be brought before the Meeting.

         The transfer books of the Company will not be closed for the Meeting. Only stockholders of record at the close of business on August 15, 2003, will be entitled to notice of and to vote at the Meeting. Information regarding the matters to be considered and voted upon at the Meeting is set forth in the Proxy Statement accompanying this Notice.

         You are cordially invited to attend the Meeting in person, if possible. In order to assist us in preparing for the Meeting, all stockholders are urged to promptly sign and date the enclosed proxy and return it in the enclosed envelope, which requires no postage. If you attend the Meeting, you may vote your shares in person even if you previously submitted a proxy.

                                          By Order of the Board of Directors


                                          /s/ Sujata Sachdeva


                                          Sujata Sachdeva, Secretary

Milwaukee, Wisconsin
August 18, 2003

                                KOSS CORPORATION

                                 PROXY STATEMENT

                       2003 ANNUAL MEETING OF STOCKHOLDERS

                               SEPTEMBER 23, 2003

                                   ----------

                                  INTRODUCTION

         THIS PROXY STATEMENT IS FURNISHED IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE BOARD OF DIRECTORS OF KOSS CORPORATION (the "Company") for use at the Company's 2003 Annual Meeting of Stockholders (the "Meeting") and any adjournment thereof, for the purposes set forth in the foregoing Notice of Annual Meeting of Stockholders.

         DATE, TIME AND LOCATION. The Meeting will be held at the Milwaukee River Hilton Hotel, 4700 North Port Washington Avenue, Milwaukee, Wisconsin 53212, on Tuesday, September 23, 2003, at 9:00 a.m. local time.

         PURPOSES OF THE MEETING. The Company is soliciting the stockholders' proxies. At the Meeting, stockholders will consider and vote upon the following:
(i) the election of six (6) directors for one-year terms; (ii) a proposal to ratify the appointment of PricewaterhouseCoopers LLP ("PricewaterhouseCoopers"), independent accountants, as independent auditors for the fiscal year ending June 30, 2004; and (iii) such other business as may properly be brought before the Meeting.

         PROXY SOLICITATION. The cost of soliciting proxies will be borne by the Company. Proxies will be solicited primarily by mail and may be made by directors, officers and employees personally or by telephone. The Company will reimburse brokerage firms, custodians and nominees for their out-of-pocket expenses incurred in forwarding proxy materials to beneficial owners. Proxy Statements and proxies will be mailed to stockholders on approximately August 25, 2003.

         QUORUM AND VOTING INFORMATION. Only stockholders of record of the Company's $.005 par value common stock ("Common Stock") at the close of business on August 15, 2003 (the "Record Date") are entitled to vote at the Meeting. As of the Record Date, there were issued and outstanding 3,767,929 shares of Common Stock. Accordingly, as of the Record Date, there were 3,767,929 shares of Common Stock entitled to one vote per share. A quorum of stockholders is necessary to take action at the Meeting. A majority of the outstanding shares of Common Stock, represented in person or by proxy, will constitute a quorum of stockholders at the Meeting. Votes cast by proxy or in person at the Meeting will be tabulated by the inspector of elections appointed for the Meeting. The inspector of elections will determine whether or not a quorum is present at the Meeting. The inspector of elections will treat abstentions as shares of Common Stock that are present and entitled to vote for purposes of determining the presence of a quorum. If a broker indicates on the proxy that it does not have discretionary authority to vote certain shares of Common Stock on a particular matter (a "broker non-vote"), those shares will not be considered as present and entitled to vote with respect to that matter (although those shares are considered entitled to vote for quorum purposes and may be entitled to vote on other matters).

         The six nominees receiving the greatest number of votes cast in person or by proxy at the Meeting will be elected directors of the Company. The vote required to ratify the appointment of PricewaterhouseCoopers as independent accountants for the year ending June 30, 2004, and to approve any other matter to be presented to the Meeting, is the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the Meeting. Abstentions and broker non-votes will have no effect on the election of directors and will have the same effect as votes "against" ratification of PricewaterhouseCoopers as the Company's auditors for the year ending June 30, 2004.

         PROXIES AND REVOCATION OF PROXIES. A proxy in the accompanying form, which is properly executed, duly returned to the Company and not revoked, will be voted in accordance with instructions contained therein. In the event that any matter, which is not described in this Proxy Statement, properly comes before the Meeting, the accompanying form of proxy authorizes the persons appointed as proxies thereby ("Proxyholders") to vote on such matter in their sole discretion. At the present time, management knows of no other matters that are to come before the Meeting. See "ITEM 3. TRANSACTION OF OTHER BUSINESS." If no instructions are given with respect to any particular matter to be acted upon, a proxy will be voted "FOR" the election of all nominees for director named herein, and "FOR" the ratification of PricewaterhouseCoopers as the Company's auditors for the year ending June 30, 2004. If matters other than those mentioned herein properly come before the Meeting, a proxy will be voted in accordance with the best judgment of a majority of the Proxyholders named therein.

         Each such proxy granted may be revoked at any time before it is voted by filing with the Secretary of the Company a written notice of revocation, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Meeting and voting in person.

         ANNUAL REPORT. The Company's Annual Report to Stockholders, which includes the Company's Form 10-K and its audited financial statements for the year ended June 30, 2003, although not a part of this Proxy Statement, is delivered herewith.

                          ITEM 1. ELECTION OF DIRECTORS

         The By-Laws of the Company provide that the number of Directors on the Board shall be no fewer than six and no greater than twelve. Given the varied experience of the current nominees and their contribution to the governing of the Company, the current size of the Board has been determined to be advantageous for both the Company and its stockholders. Shares cannot be voted for a greater number of persons than six vacant positions. Each director so elected shall serve until the next Annual Meeting of Stockholders and until the director's successor is duly elected, or until his prior death, resignation or removal.

INFORMATION AS TO NOMINEES

         The following identifies the nominees for the six director positions and provides information as to their business experience for the past five years. Each nominee is presently a director of the Company:

         JOHN C. KOSS, 73, has served continuously as Chairman of the Board of the Company or its predecessors since 1958. Previously, he served as Chief Executive Officer from 1958 until 1991. He is the father of Michael J. Koss (the Company's Vice Chairman, President, Chief Executive Officer, Chief Financial Officer, and Chief Operating Officer, and a nominee for director of the Company), and the father of John Koss, Jr. (the Company's Vice President - Sales).

         THOMAS L. DOERR, 59, has been a director of the Company since 1987. In 1972, Mr. Doerr co-founded Leeson Electric Corporation and served as its President and Chief Executive Officer until 1982. The company manufactures industrial electric motors. In 1983, Mr. Doerr incorporated Doerr Corporation as a holding company for the purpose of acquiring established companies involved in distributing products to industrial and commercial markets. Currently, Mr. Doerr serves as President of Doerr Corporation.

         MICHAEL J. KOSS, 49, has held various positions at the Company since 1976, and has been a director of the Company since 1985. He was elected President, Chief Operating Officer and Chief Financial Officer of the Company in 1987, Chief Executive Officer in 1991, and Vice-Chairman in 1998. He is the son of John C. Koss (the Company's Chairman of the Board) and the brother of John Koss, Jr. (the Company's Vice President
         - Sales). Mr. Koss is also director of Strattec Security Corporation.

         LAWRENCE S. MATTSON, 71, has been a director of the Company since 1978. Mr. Mattson is the retired President of Oster Company, a division of Sunbeam Corporation, which manufactures and sells portable household appliances.

         MARTIN F. STEIN, 66, Mr. Stein has been a director of the Company since 1987. He is the former Chairman of Eyecare One, Inc., which includes Stein Optical and Eye Q optical centers. Prior to that, Mr. Stein was the Chairman and Chief Executive Officer of Stein Health Services. He is also a director of Northwestern Mutual Series Fund, Inc., Mason Street Series.

         JOHN J. STOLLENWERK, 63, has been a director of the Company since 1986. Mr. Stollenwerk is the President and Chief Executive Officer of the Allen-Edmonds Shoe Corporation, an international manufacturer and retailer of high quality footwear. He is also a director of Allen-Edmonds Shoe Corporation, Badger Meter, Inc., U.S. Bancorp, and Northwestern Mutual Life Insurance Company.

            THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE
              "FOR" THE ELECTION OF ALL NOMINEES NAMED ABOVE TO THE
                               BOARD OF DIRECTORS.

BOARD COMMITTEES

         The Board of Directors of the Company has the following standing committees:

                  AUDIT COMMITTEE. The Audit Committee, which is composed of Mr. Mattson, Mr. Doerr, and Mr. Stein, reviews and evaluates the effectiveness of the Company's financial and accounting functions, including reviewing the scope and results of the audit work performed by the independent accountants and by the Company's internal accounting staff. The Audit Committee met twice during the fiscal year ended June 30, 2003. The independent accountants were present at both of these meetings to discuss their audit scope and the results of their audit.

                  COMPENSATION COMMITTEE. The Compensation Committee, which is composed of Mr. Mattson, Mr. Stollenwerk, and Mr. Stein, has responsibility for reviewing and recommending adjustments for all employees whose annual salaries exceed $75,000 or who report directly to the Company's Chief Executive Officer. The Compensation Committee met once during the fiscal year ended June 30, 2003. See "Compensation Committee Report on Executive Compensation." The Company's 1990 Flexible Incentive Plan (the "Plan") is administered by the Compensation Committee. Subject to the express provisions of the Plan, the Committee has complete authority to (i) determine when and to whom benefits are granted; (ii) determine the terms and provisions of benefits granted; (iii) interpret the Plan; (iv) prescribe, amend and rescind rules and regulations relating to the Plan; (v) accelerate, purchase, adjust or remove restrictions from benefits; and (vi) take any other action which it considers necessary or appropriate for the administration of the Plan.

                  NOMINATING COMMITTEE. The Board of Directors has no nominating committee and the Company has no established procedure for the nomination of persons to serve on the Board of Directors.

         ATTENDANCE AT BOARD AND COMMITTEE MEETINGS. During the fiscal year ended June 30, 2003, the Board held four meetings. Every incumbent director attended 75% or more of the total of (i) all meetings of the Board, plus (ii) all meetings of the committees on which they served during their respective terms of office.

EXECUTIVE OFFICERS

         Information is provided below with respect to the executive officers of the Company who are not directors. Each executive officer is elected annually by the Board of Directors and serves for one year or until his or her successor is appointed.

                                                                             CURRENT POSITION
NAME                      AGE      POSITIONS HELD                            HELD SINCE
----                      ---      --------------                            ----------------
John Koss, Jr.             46      Vice President - Sales                          1988

Sujata Sachdeva            39      Vice President - Finance and Secretary          1992

Lenore E. Lillie           44      Vice President - Operations                     1998

BENEFICIAL OWNERSHIP OF COMPANY SECURITIES

         SECURITY OWNERSHIP BY NOMINEES AND MANAGEMENT. The following table sets forth, as of August 1, 2003, the number of shares of Common Stock "beneficially owned" (as defined under applicable SEC regulations), and the percentage of such shares to the total number of shares outstanding, for all nominees, for each executive officer named in the Summary Compensation Table (see "Executive Compensation and Related Matters - Summary Compensation Table"), for all directors and executive officers as a group, and for each person and each group of persons who, to the knowledge of the Company as of June 30, 2003, were the beneficial owners of more than 5% of the outstanding shares of Common Stock.

                                                                               NUMBER OF
                                                                                SHARES          PERCENT OF
                                                                             BENEFICIALLY       OUTSTANDING
NAME AND BUSINESS ADDRESS (1)                                                  OWNED(2)        COMMON STOCK(3)
-----------------------------                                                ------------      ---------------
John C. Koss (4)......................................................        1,535,199           40.74%
Michael J. Koss (5) ..................................................          977,698           25.95%
John Koss, Jr. (6) ...................................................          279,459            7.42%
Thomas L. Doerr.......................................................                0            *
Lawrence S. Mattson...................................................                0            *
Martin F. Stein.......................................................            9,000            *
John J. Stollenwerk...................................................            9,395            *
Sujata Sachdeva (7)...................................................           14,278            *
Lenore E. Lillie (8)..................................................           33,642            *
All directors and executive Officers as a group (9 persons) (9).......        2,858,674           75.87%
Koss Family Voting Trust, John C. Koss, Trustee (10)..................        1,217,000           32.30%
Koss Employee Stock Ownership Trust ("KESOT") (11)....................          403,243           10.70%
Dimensional Fund Advisors (12)........................................          202,000            5.36%

----------

(1) Unless otherwise noted, the business address of all persons named in the above table is c/o Koss Corporation, 4129 North Port Washington Avenue, Milwaukee, WI 53212.

(2) Unless otherwise noted, amounts indicated reflect shares as to which the beneficial owner possesses sole voting and dispositive powers. Also included are shares subject to stock options if such options are exercisable within 60 days of August 1, 2003.

(3) All percentages shown in the above table are based on 3,767,929 shares outstanding and entitled to vote on August 1, 2003, plus (for Michael
         J. Koss, John C. Koss, Jr., Ms. Sachdeva and Ms. Lillie, and for all directors and executive officers as a group) the number of options exercisable within 60 days of August 1, 2003. The percentage calculation assumes, for each individual owning options and for directors and executive officers as a group, the exercise of that number of stock options that are exercisable within 60 days of August 1, 2003. Asterisk (*) denotes beneficial ownership of less than 1%.

(4) Includes the following shares which are deemed to be "beneficially owned" by John C. Koss: (i) 78,497 shares owned directly or by his spouse; (ii) 111,034 shares as a result of his position as an officer of the Koss Foundation; (iii) 1,217,000 shares as a result of his position as trustee of the Koss Family Voting Trust; (iv) 124,300 shares as a result of his position as co-trustee of the John C. and Nancy Koss Revocable Trust; and (v) 1,022 shares by reason of the allocation of those shares to his account under the Koss Employee Stock Ownership Trust ("KESOT") and his ability to vote such shares pursuant to the terms of the KESOT - see "Executive Compensation and Related Matters - Other Compensation Arrangements - Employee Stock Ownership Plan and Trust."

(5) Includes the following shares which are deemed to be "beneficially owned" by Michael J. Koss: (i) 499,455 shares owned directly or by reason of family relationships; (ii) 59,346 shares by reason of the allocation of those shares to his account under the KESOT and his ability to vote such shares; (iii) 75,000 shares with respect to which he holds options which are exercisable within 60 days of August 1, 2003; and (iv) 403,243 shares which are held by the KESOT (see Note
         (9), below). The 59,346 shares allocated to Michael J. Koss' KESOT account, over which he holds voting power, are included within the aforementioned 403,243 shares but are counted only once in his individual total.

(6) Includes the following shares which are deemed to be "beneficially owned" by John Koss, Jr.: (i) 226,959 shares owned directly or by reason of family relationships; (ii) 52,500 shares with respect to which he holds options which are exercisable within 60 days of August 1, 2003; and (iii) 42,945 shares by reason of the allocation of those shares to his account under the KESOT and his ability to vote such shares.

(7) Includes the following shares which are deemed to be "beneficially owned" by Sujata Sachdeva: (i) 0 shares owned directly; (ii) 7,500 shares with respect to which she holds options which are exercisable within 60 days of August 1, 2003; and (iii) 6,778 shares by reason of the allocation of those shares to her account under the KESOT and her ability to vote such shares.

(8) Includes the following shares which are deemed to be "beneficially owned" by Lenore E. Lillie: (i) 10,000 shares owned directly; (ii) 10,000 shares with respect to which she holds options which are exercisable within 60 days of August 1, 2003; and (iii) 13,642 shares by reason of the allocation of those shares to her account under the KESOT and her ability to vote such shares.

(9) This group includes 10 people, all of who are listed on the accompanying table. To avoid double-counting: (i) the 403,243 total shares held by the KESOT and deemed to be beneficially owned by Michael
         J. Koss as a result of his position as a KESOT Trustee (see Note (5), above) include shares allocated to the KESOT accounts of John C. Koss, Michael J. Koss, John Koss, Jr., Ms. Sachdeva and Ms. Lillie in the above table but are included only once in the total; and (ii) the 1,217,000 shares deemed to be beneficially owned by John C. Koss as a result of his position as trustee of the Koss Family Voting Trust (see Note (4), above) are included in his individual total share ownership and are included only once in the total.

(10) The Koss Family Voting Trust was established by John C. Koss. The sole Trustee is John C. Koss. The term of the Koss Family Voting Trust is indefinite. Under the Trust Agreement, John C. Koss, as Trustee, holds full voting and dispositive power over the shares held by the Koss Family Voting Trust. All of the 1,217,000 shares held by the Koss Family Voting Trust are included in the number of shares shown as beneficially owned by John C. Koss (see Note (4), above).

(11) The KESOT holds 403,243 shares. Authority to vote these shares is vested in KESOT participants to the extent shares have been allocated to individual KESOT accounts. All 403,243 of these KESOT shares are also included in the number of shares shown as beneficially owned by Michael J. Koss (see Note (5), above). Michael J. Koss and Cheryl Mike (the Company's Director of Human Resources) serve as Trustees of the KESOT and, as such, they share dispositive power with respect to (and are therefore each deemed under applicable SEC rules to beneficially own) all 403,24311,176 KESOT shares.

(12) 1299 Ocean Ave., 11th Floor, Santa Monica, CA 90401. The share ownership reported by Dimensional Fund Advisors is based on the most recently available public information obtained by the Company.

EXECUTIVE COMPENSATION AND RELATED MATTERS

     SUMMARY COMPENSATION TABLE. The following table presents certain summary information concerning compensation paid or accrued by the Company for services rendered in all capacities during the fiscal years ended June 30, 2003, 2002, and 2001 for (i) the Chief Executive Officer ("CEO") of the Company, and (ii) each of the other four executive officers of the Company (determined as of the end of the last fiscal year) whose total annual salary and bonus exceeded $100,000 (collectively, including the CEO, the "Named Executive Officers").

                                                                                        LONG-TERM
                                                                                     COMPENSATION (1)
                                                                               -------------------------
                                               ANNUAL COMPENSATION                       AWARDS
                                     ---------------------------------------   -------------------------
                                                                                              SECURITIES
                                                               OTHER ANNUAL                   UNDERLYING   ALL OTHER
                       FISCAL YEAR                               COMPEN-        RESTRICTED     OPTIONS/     COMPEN-
NAME AND PRINCIPAL     ENDED           SALARY       BONUS       SATION (2)     STOCK AWARDS     SARS(3)    SATION(4)
POSITION               JUNE 30          ($)          ($)            ($)             ($)           (#)         ($)
------------------     -----------   ----------   ---------   --------------   ------------   ----------   ---------

John C. Koss               2003      $  150,000   $ 209,482   $            0   $          0            0   $  37,127
Chairman of the            2002         150,000     232,049                0              0            0      19,539
Board                      2001         150,000     267,185                0              0            0     132,142

Michael J. Koss            2003      $  210,000   $ 293,275   $    1,057,250   $          0       60,000   $  50,798
Chief Executive            2002         195,000     324,869          289,500              0       60,000      19,222
Officer                    2001         185,000     374,060           81,438              0       30,000      17,842

John Koss, Jr.             2003      $  153,000   $  35,422   $      222,675   $          0       40,000   $  30,730
Vice President -           2002         145,000      43,264          141,600              0       40,000      18,373
Sales                      2001         136,500     150,000          183,000              0       20,000      15,884

Sujata Sachdeva            2003      $  100,000   $  20,432   $       49,750   $          0       20,000   $  17,683
Vice President -           2002          90,503      21,291           81,738              0       10,000      14,566
Finance                    2001          86,250      23,221          118,963              0        5,000      15,172

Lenore E. Lillie           2003      $   95,091   $  19,430   $       44,750   $          0       10,000   $  22,926
Vice President -           2002          90,563      21,291          118,200              0       10,000      14,918
Operations                 2001          86,250      23,221          434,088              0        5,000      14,651

----------

(1) The above table omits information concerning Long Term Incentive Plans ("LTIPs") (plans, other than restricted stock, stock option, or SAR plans, which provide for the payment of incentive compensation for performance expected to occur over more than one fiscal year), because the Company has no LTIPs.

(2) This column consists of the value realized upon the exercise of stock options for the fiscal years indicated. For more information, see "Aggregate Stock Option Exercises During the Fiscal Year." In all cases, the value of perquisites and other benefits in any fiscal year did not exceed the lesser of $50,000 or 10% of the total salary and bonus reported and, under applicable SEC compensation disclosure rules, are not required to be included in this column.

(3) This column consists of Incentive Stock Options granted to executive officers for the fiscal years indicated. For additional information, see "Stock Options Granted During Fiscal Year" and "Other Compensation Arrangements - Stock Option Plans."

(4) "All Other Compensation" consists of the following: (i) Company matching contributions under the Company's 401(k) Plan for the accounts of John C. Koss ($7,500 in 2003, $7,866 in 2002, and $7,500 in 2001),
         Michael J. Koss ($15,750 in 2003, $11,000 in 2002, and $10,500 in
         2001), John Koss, Jr. ($11,192.68 in 2003, $11,103 in 2002, and $9,880
         in 2001), Ms. Sachdeva ($12,712 in 2003, $10,259 in 2002, and $11,224
         in 2001), and Ms. Lillie ($17,415.91 in 2003, $10,606 in 2002, and
         $10,752 in 2001); (ii) Company contributions to the KESOT for the accounts of John C. Koss ($4,849 in 2003, $5,868 in 2002, and $5,917 in
         2001), Michael J. Koss ($6,680 in 2003, $5,868 in 2002, and $5,917 in
         2001), John Koss, Jr. ($2,208 in 2003, $5,868 in 2002, and $5,917 in
         2001), Ms. Sachdeva ($1,686 in 2003, $4,062 in 2002, and $3,914 in
         2001), and Ms. Lillie ($1,621 in 2003, $3,937 in 2002, and $3,749 in
         2001); (iii) premiums paid by the Company for life insurance for John
         C. Koss ($5,031 in 2003, $5,805 in 2002, and $3,645 in 2001), Michael
         J. Koss ($2,283 in 2003, $2,354 in 2002, and $1,425 in 2001), John

         Koss, Jr. ($1,459 in 2003, $1,402 in 2002, and $87 in 2001), Ms.
         Sachdeva ($414 in 2003, $245 in 2002, and $34 in 2001), and Ms. Lillie
         ($1,737 in 2003, 375 in 2002, and $150 in 2001).

         STOCK OPTIONS GRANTED DURING FISCAL YEAR. The following table provides certain information concerning stock options granted to Named Executive Officers during the fiscal year ended June 30, 2003.

                                        INDIVIDUAL GRANTS
                                 -----------------------------
                                  PERCENT OF
                    SECURITIES      TOTAL
                    UNDERLYING   OPTIONS/SARS                                          POTENTIAL REALIZABLE VALUE AT ASSUMED
                     OPTIONS/     GRANTED TO                                          ANNUAL RATES OF STOCK PRICE APPRECIATION
                      SARS       EMPLOYEES IN     EXERCISE OR                                     FOR OPTION TERM (1)
                     GRANTED     FISCAL YEAR      BASE PRICE        EXPIRATION       -------------------------------------------
NAME                   (#)           (2)         ($ PER SHARE)         DATE              0% (3)           5%             10%
----------------    ----------   ------------    -------------      ----------       -------------   ------------    -----------

John C. Koss           n/a            n/a               n/a                   n/a             n/a             n/a            n/a
Michael J. Koss     60,000         33.33%            $17.32        April 30, 2008     $(94,200.00)   $ 166,894.05    $482,731.95
John Koss, Jr.      40,000          22.2%            $17.32        April 30, 2008     $(62,800.00)   $ 111,262.70    $321,821.30
Sujata Sachdeva     20,000          11.1%            $15.75        April 30, 2013              --    $ 198,101.61    $502,028.73
Lenore E. Lillie    10,000           5.6%            $15.75        April 30, 2013              --    $  99,050.81    $251,014.37

----------

(1) These assumed values result from using certain rates of stock price appreciation prescribed under Securities and Exchange Commission rules and are not intended to forecast possible future appreciation in the Company's common stock. The actual value of these option grants is dependent on future performance of the common stock and overall stock market conditions. There is no assurance that the values reflected in this table will be achieved.

(2) The percentages set forth in this table are based on 180,000 total stock option shares granted for the fiscal year ended June 30, 2003.

(3) The exercise price for Michael J. Koss and John Koss, Jr. is equal to 110% of the closing price on the date of grant.

         AGGREGATE STOCK OPTION EXERCISES DURING THE FISCAL YEAR. The following table provides certain information about stock options exercised by the Named Executive Officers during the fiscal year ended June 30, 2003 and held by the Named Executive Officers on June 30, 2003.

                                                     NUMBER OF SECURITIES UNDERLYING    VALUE OF UNEXERCISED IN-THE-MONEY
                       SHARES                          UNEXERCISED OPTIONS/SARS AT         OPTIONS/SARS AT FISCAL YEAR
                    ACQUIRED ON         VALUE                FISCAL YEAR END                    END (1) (DOLLARS)
                      EXERCISE        REALIZED       -------------------------------   -------------------------------
NAME                     (#)          (DOLLARS)        EXERCISABLE     UNEXERCISABLE     EXERCISABLE     UNEXERCISABLE
----------------   --------------   --------------   --------------   --------------   --------------   --------------
John C. Koss                  n/a              n/a              n/a              n/a              n/a              n/a
Michael J. Koss           100,000   $    1,057,250           75,000          145,000   $      327,900   $      170,300
John Koss, Jr.             20,000          222,675          102,500           97,500          870,350          122,700
Sujata Sachdeva             5,000           49,750            7,500           35,000           12,225          102,413
Lenore E. Lillie            5,000           44,750           10,000           25,000           44,788           75,912

----------

(1) Based on the $18.40 per share market value of the Common Stock on June 30, 2003, determined with reference to the closing price of the Common Stock on that date as reported on The Nasdaq Stock Market. Options are "in-the-money" if the fair market value of the Common Stock on June 30, 2003 exceeded the exercise price.

         EQUITY COMPENSATION PLAN INFORMATION. The table set forth below provides certain information with respect to the Company's equity compensation plans as of the end of the most recently completed fiscal year (June 30, 2003) under which equity securities of the Company are authorized for issuance.

                   EQUITY COMPENSATION PLAN INFORMATION TABLE

                                                                                           NUMBER OF SECURITIES REMAINING
                                  NUMBER OF SECURITIES TO BE       WEIGHTED-AVERAGE         AVAILABLE FOR FUTURE ISSUANCE
                                    ISSUED UPON EXERCISE OF       EXERCISE PRICE OF        UNDER EQUITY COMPENSATION PLANS
                                     OUTSTANDING OPTIONS,        OUTSTANDING OPTIONS,    (EXCLUDING SECURITIES REFLECTED IN
        PLAN CATEGORY                 WARRANTS AND RIGHTS        WARRANTS AND RIGHTS                 COLUMN (a))
------------------------------    ---------------------------    -------------------     ----------------------------------
                                              (a)                        (b)                             (c)
   EQUITY COMPENSATION PLANS
  APPROVED BY SECURITY HOLDERS              650,000                     $14.75                         763,483

 EQUITY COMPENSATION PLANS NOT
  APPROVED BY SECURITY HOLDERS          Not applicable              Not applicable                 Not applicable

             TOTAL                          650,000                     $14.75                         763,483

         COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION. John C. Koss, the President of the Company, also served as a member of the Compensation Committee during a portion f the fiscal year ended June 30, 2003. Mr. Koss is no longer serving on the Compensation Committee.

         DIRECTOR COMPENSATION. Directors who are not also employees of the Company receive an annual retainer of $6,000, plus $1,500 per director for each meeting, $500 per director for each committee meeting, $250 per quarter for quarters 1-3 for Audit Committee Chair to review statements with the Audit partner, and $250 per year for other Committee Chairs for service for each remaining Committee.

         OTHER COMPENSATION ARRANGEMENTS. The Company has certain other compensation plans and arrangements which are available to the CEO and certain of the Named Executive Officers including the following:

o SUPPLEMENTAL MEDICAL CARE REIMBURSEMENT PLAN. Each officer of the Company is covered by a medical care reimbursement plan for all medical expenses incurred which are not covered under group health insurance up to an annual maximum of 10% of salary. Amounts reimbursed under this Plan are included under the column headed "All Other Compensation" in the summary compensation table.

o EMPLOYEE STOCK OWNERSHIP PLAN AND TRUST. In December 1975, the Company adopted the KESOT, which is a form of employee benefit plan designed to invest primarily in employer securities. The KESOT is qualified under
         Section 401(a) of the Internal Revenue Code. All full-time employees with at least six months' uninterrupted service with the Company are eligible to participate in the KESOT. Contributions to the KESOT are allocated to the accounts of participants in proportion to the ratio that a participant's compensation bears to total compensation of all participants. Accounts are adjusted each year to reflect the investment experience of the trust and forfeitures from accounts of non-vested terminated participants. All unallocated shares will be voted by the KESOT Trustees as directed by the KESOT Committee. Michael J. Koss and Cheryl Mike currently serve as KESOT Trustees and as the members of the KESOT Committee. Voting rights for all allocated shares are passed through to the participant for whose account such shares are allocated, and must be voted by the Trustees in accordance with the participants' direction. As of August 1, 2003 the KESOT held 411,176 shares of Common Stock (approximately 10.51% of the total number of shares outstanding).

o OFFICER LOAN POLICY. On January 31, 1980, the Board adopted an Officer Loan Policy. The significant provisions of the policy are: (i) the maximum amount to be loaned is limited to one-half of the officer's annual base salary; (ii) the first $10,000 bears no interest; (iii) in the event the loan balance exceeds $10,000, interest is charged on the entire amount at the minimum rate provided by Section 483 of the Internal Revenue Code; and (iv) the loan will be repaid in installments or in full upon termination of employment. During the fiscal year ended June 30, 2003, no officer had an officer loan that exceeded $60,000. Given the recent passage of the Sarbanes-Oxley Act of 2002, the Company will no longer have an officer loan policy.

o RETIREMENT AGREEMENT. Mr. Koss is eligible to receive his current base salary of $150,000 for the remainder of his life, whether he becomes disabled or not. Mr. Koss is over 70 years old and will be entitled to receive this benefit upon his retirement from the Company. The Company has a deferred compensation liability of $631,855 recorded as of June 30, 2003, and $737,599 as of June 30, 2002 for this arrangement.

o STOCK OPTION PLANS. In 1990, the Board of Directors created, and the stockholders approved, a Flexible Incentive Plan (the "Plan"). This Plan is administered by the Compensation Committee and vests the Compensation Committee with discretionary powers to choose from a variety of incentive compensation alternatives to make annual stock-based awards to officers, key employees and other members of the Company's management team.

o SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN. The Board of Directors has by resolution entered into a Supplemental Executive Retirement Plan with Michael J. Koss which calls for Mr. Koss to receive annual cash compensation following his retirement from the Company ("Retirement Payments") in an amount equal to 2% of the base salary of Mr. Koss, multiplied by his number of years of service to the Company (for example, if Mr. Koss had worked 25 years, then he would be entitled to receive 50% of base salary). The base salary shall be calculated using the average base salary of Mr. Koss during the three years preceding his retirement. The Retirement Payments are to be paid to Mr. Koss monthly until his death, and after his death shall continue to be paid monthly to his surviving spouse until her death.

o PROFIT SHARING PLAN. Every quarter of each fiscal year, the Company sets aside a percentage of any operating profits and distributes it to all employees (except John C. Koss, Michael J. Koss, and John Koss, Jr.) based on their hourly rate of pay. All full-time Koss employees (except John C. Koss, Michael J. Koss, and John Koss, Jr.) are eligible for profit sharing if they have been employed for the complete fiscal quarter. Deductions are made from profit sharing for each absence (paid sick days and unpaid days) based on the number of hours of time lost.

         AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors (the "Committee") is composed of three non-employee directors. The members of the Committee are: Mr. Mattson, Mr. Doerr and Mr. Stein. Each member of the Committee is "independent" as defined in The Nasdaq Stock Market listing standards. The Committee held two meetings during its fiscal year 2003.

The responsibilities of the Committee are set forth in its Charter, which is reviewed and amended periodically, as appropriate. Generally, the Committee reviews and monitors the Company's financial reporting process on behalf of the Board of Directors. In fulfilling its responsibility, the Committee recommends to the full Board of Directors the selection of the Company's independent accountants. The Committee discusses with the independent accountants the overall scope and specific plans for their respective audits. The Committee also discusses the Company's consolidated financial statements, the effectiveness and adequacy of the Company's internal controls and pending litigation. The Committee meets twice a year with the Company's independent accountants to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

Specifically, the Committee has: (i) reviewed and discussed the Company's audited financial statements for the fiscal year ended June 30, 2003 with the Company's management; (ii) discussed with the Company's independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards); and (iii) received the written disclosures and the letter from the Company's independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), and has discussed with the Company's independent accountants the independent accountants' independence. Based on the review and discussions referred to above, the Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2003 for filing with the SEC.

                                                       AUDIT COMMITTEE
                                                       LAWRENCE S. MATTSON
                                                       THOMAS L. DOERR
                                                       MARTIN F. STEIN

THE REPORT OF THE AUDIT COMMITTEE SHALL NOT BE DEEMED INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY FILING UNDER THE SECURITIES ACT OF 1933 OR UNDER THE SECURITIES EXCHANGE ACT OF 1934 (TOGETHER, THE "ACTS"), EXCEPT TO THE EXTENT THAT THE COMPANY SPECIFICALLY INCORPORATES THIS INFORMATION BY REFERENCE, AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

Under SEC rules, the Company is required to provide certain information concerning compensation provided to the Company's Chief Executive Officer and the Named Executive Officers. The disclosure requirements for these individuals include the use of tables and a report of the committee responsible for compensation decisions for these individuals, explaining the rationale and considerations that led to those compensation decisions. Therefore, the Compensation Committee of the Board of Directors has prepared the following report for inclusion in this Proxy Statement:

                  The Compensation Committee of the Board of Directors ("Compensation Committee") is composed of Mr. Stollenwerk, Mr. Mattson, and Mr. Stein. The Compensation Committee is responsible for the review of all employee salaries in excess of $75,000 or who report directly to the Company's Chief Executive Officer. The Compensation Committee also reviews all bonus, commission and stock option programs. The Compensation Committee meets as a group each spring and reviews its report with the full Board prior to the end of the fiscal year. This system enables management to plan the following year more appropriately.

                  The Company employs a compensation program linked to company-wide performance and individual achievement. All executive officers are reviewed twice each year. Raises in base salaries are made in July when necessary or when promotions are announced. In addition, the Company has a Flexible Incentive Plan, an Employee Stock Ownership Plan and Trust, a 401(k) Plan, and a Profit Sharing Plan. The Company also has a cafeteria benefits plan to provide flexibility to employees to choose their own health care and associated benefits package from an array of offerings. The Company shares the cost of medical insurance with its employees.

                  The Company's executive officers are paid base salaries commensurate with their responsibilities, after comparison with base salaries of executive officers of other light assembly or manufacturing companies taken from data in an annual national survey.

                  Executive officers are also eligible for annual bonuses based upon individual performance and overall Company performance and profitability. Factors relevant to determining such bonuses include attainment of corporate revenue and earnings goals and the development of new accounts. The Company's Chairman is eligible to receive a bonus calculated as a percentage of the Company's earnings before interest and taxes. The Company's Vice President-Sales is entitled to receive a bonus based upon increases in sales over the prior year, and a bonus for obtaining new accounts from a predetermined list of potential new accounts and for adding new product lines to current accounts. The Company's Vice President - Europe is entitled to receive a bonus based upon the Company's sales in export markets.

                  The Compensation Committee annually reviews and determines the compensation of Michael J. Koss, President and Chief Executive Officer. Michael J. Koss' salary is based on his experience, responsibilities, historical salary levels for himself and other executive officers of the Company, and the salaries of Chief Executive Officers of other light assembly or manufacturing companies. Michael J. Koss is also eligible to receive a bonus calculated as a percentage of the Company's earnings before interest and taxes. He also participates in the Company's Flexible Incentive Stock Option Plan.

                                                      COMPENSATION COMMITTEE
                                                      MARTIN STEIN
                                                      LAWRENCE S. MATTSON
                                                      JOHN J. STOLLENWERK

       THE REPORT OF THE COMPENSATION COMMITTEE SHALL NOT BE DEEMED INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY FILING UNDER THE SECURITIES ACT OF 1933 OR UNDER THE SECURITIES EXCHANGE ACT OF 1934 (TOGETHER, THE "ACTS"), EXCEPT TO THE EXTENT THAT THE COMPANY SPECIFICALLY INCORPORATES THIS INFORMATION BY REFERENCE, AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

STOCK PRICE PERFORMANCE INFORMATION

         The graph and table below set forth information comparing the yearly cumulative total return on the Company's Common Stock over the past five years with the yearly cumulative total return on (i) stocks included in The Nasdaq Stock Market (US Companies) Index, and (ii) a group of peer companies ("Peer Group"). The Peer Group consists of Boston Acoustics, Inc., Digital Video Systems, Inc., and Phoenix Gold International, Inc., companies which the Company believes are similar in terms of market capitalization and business lines. The Peer Group used last year also included Sensory Science Corporation, which is not included in this year's Peer Group as a result of its acquisition by another company. For purposes of the graph and table, it is assumed that on July 1, 1998, $100 was invested in the stock of each of (i) the Company, (ii) the companies on The Nasdaq Stock Market (US Companies) Index, and (iii) the companies in the Peer Group (the return for the investment in the stock of each company in the Peer Group is weighted according to the stock market capitalization of each company as adjusted at the beginning of each fiscal year indicated on the table). The graph and table also assume that all dividends paid were reinvested in the stock of the issuing companies. THE STOCK PRICE PERFORMANCE INFORMATION SHOWN IN THE GRAPH AND TABLE BELOW SHOULD NOT BE CONSIDERED INDICATIVE OF FUTURE PERFORMANCE.

                     COMPARE 5-YEAR CUMULATIVE TOTAL RETURN
                             AMONG KOSS CORPORATION
                    NASDAQ MARKET INDEX AND PEER GROUP INDEX

                               (PERFORMANCE GRAPH)

                          1998     1999      2000      2001      2002     2003
                          ----     ----      ----      ----      ----     ----

KOSS CORPORATION         100.00   119.75    156.79    308.64    361.67   411.91

PEER GROUP INDEX         100.00    77.30     56.73     52.13     58.79    43.21

NASDAQ MARKET INDEX      100.00   140.14    210.86    116.77     79.21    88.08


                     ASSUMES $100 INVESTED ON JULY 1, 1998
                          ASSUMES DIVIDEND REINVESTED
                        FISCAL YEAR ENDING JUNE 30, 2003

RELATED TRANSACTIONS

         BUILDING LEASE. The Company leases its main plant and offices in Milwaukee, Wisconsin from its Chairman, John C. Koss. On May 28, 2003, the lease was renewed for a period of five years, and is being accounted for as an operating lease. The lease extension maintained the rent at a fixed rate of $380,000 per year. At anytime during this period the Company has the option to renew the lease for an additional five years for the period commencing July 1, 2008 and ending June 30, 2013 under the same terms and conditions. The Company believes that the lease is on terms no less favorable to the Company than those that could be obtained from an independent party. The Company is responsible for all property maintenance, insurance, taxes and other normal expenses related to ownership.

         STOCK REPURCHASES. The Company has previously announced its intention to repurchase shares of Common Stock in the open market or in private transactions as such shares become available from time to time, because the Company believes that its stock is undervalued in the current market and that such repurchases enhance the value to stockholders. Consistent with this policy, the Company repurchased 67,500 shares during the fiscal year ended June 30, 2003. The Company believes that purchases of Common Stock enhance stockholder value and will continue from time to time to engage in such transactions either on the open market or in private transactions.

         The Company has an agreement with its Chairman, John C. Koss, to repurchase Common Stock from his estate in the event of his death. The repurchase price is 95% of the fair market value of the Common Stock on the date that notice to repurchase is provided to the Company. The total number of shares to be repurchased shall be sufficient to provide proceeds that are the lesser of $2,500,000 or the amount of estate taxes and administrative expenses incurred by his estate. The Company is obligated to pay in cash 25% of the total amount due and to execute a promissory note at the prime rate of interest for the balance. The Company maintains a $1,150,000 life insurance policy to fund a substantial portion of this obligation. At June 30, 2003, $1,490,000 has been classified as a Contingently Redeemable Equity Interest on the Company's financial statements reflecting the estimated obligation in the event of execution of the agreement.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file with the SEC and with The Nasdaq Stock Market reports of ownership and changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than 10% shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely on review of such reports furnished to the Company or representations that no other reports were required, the Company believes that, during the 2003 fiscal year, all filing requirements applicable to its officers, directors, and greater than 10% beneficial owners were complied with.

           ITEM 2. RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITOR

         The Board of Directors, following the recommendation of its Audit Committee, has retained PricewaterhouseCoopers as independent accountants to audit the consolidated financial statements of the Company and its subsidiaries for the fiscal year ending June 30, 2004. PricewaterhouseCoopers has served the Company as its independent auditors since September 1992. Representatives of PricewaterhouseCoopers are expected to be present at the Meeting, and will have the opportunity to make a statement if they desire to do so. The PricewaterhouseCoopers representatives are expected to be available to respond to appropriate questions at the Meeting.

             AUDIT FEES. The aggregate fees billed by PricewaterhouseCoopers for professional services rendered for the audit of the Company's annual consolidated financial statements and the reviews of the consolidated financial statements included in the Company's quarterly 10-Q filings, for the fiscal year ended June 30, 2003, were $90,000.

             FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. The aggregate fees billed by PricewaterhouseCoopers for financial information systems design and implementation services for the fiscal year ended June 30, 2003, were $0.

             ALL OTHER FEES. The aggregate fees billed by PricewaterhouseCoopers for professional services rendered, which primarily related to income tax compliance, tax consulting and other services for the fiscal year ended June 30, 2003, were $72,300.

         The Audit Committee has considered whether the performance of the services described above under the caption "All Other Fees" is compatible with maintaining PricewaterhouseCoopers' independence.

         Although this appointment is not required to be submitted to a vote by stockholders, the Board believes it appropriate, as a matter of policy, to request that the stockholders ratify the appointment. If stockholder ratification (by the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the Meeting) is not received, the Board will reconsider the appointment. Unless otherwise directed, the proxy will be voted in favor of the ratification of such appointment.


                     THE BOARD OF DIRECTORS RECOMMENDS THAT
                     STOCKHOLDERS VOTE "FOR" RATIFICATION OF
                      PRICEWATERHOUSECOOPERS AS INDEPENDENT
                 ACCOUNTANTS FOR THE YEAR ENDING JUNE 30, 2004.

                      ITEM 3. TRANSACTION OF OTHER BUSINESS

         The Board of Directors of the Company is not aware of any other matters that may come before the meeting. If any other matters are properly presented to the meeting for action, it is the intention of the persons named as proxies in the enclosed form of proxy to vote such proxies in accordance with their best judgment on such matters.

                  STOCKHOLDER PROPOSALS FOR 2004 ANNUAL MEETING

         There are no stockholder proposals on the agenda for the Meeting. In order to be eligible for inclusion in the Company's proxy materials for its 2004 annual meeting, a stockholder proposal must be received by the Company no later than April 27, 2004 and must otherwise comply with the applicable rules of the Securities and Exchange Commission. To avoid controversy over when a stockholder proposal is received, stockholder proposals should be sent by certified mail, return receipt requested, and should be addressed to the Secretary of the Company.

                        ANNUAL MEETING OF STOCKHOLDERS OF

                                KOSS CORPORATION

                               SEPTEMBER 23, 2003



                           Please date, sign and mail
                             your proxy card in the
                            envelope provided as soon
                                  as possible.


   o Please detach along perforated line and mail in the envelope provided. o
--------------------------------------------------------------------------------

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND
     "FOR" PROPOSAL 2. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED
       ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

                                                                                                          FOR    AGAINST    ABSTAIN
1. Election of Directors:                                2. PROPOSAL TO RATIFY THE APPOINTMENT OF         [ ]      [ ]        [ ]
                                                            PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT
                                                            AUDITORS OF THE CORPORATION FOR THE FISCAL
                                                            YEAR ENDING JUNE 30, 2004.

[ ] FOR ALL NOMINEES          NOMINEES:
                              [ ] John C. Koss           3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER
                              [ ] Thomas L. Doerr           BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.
[ ] WITHHOLD AUTHORITY        [ ] Michael J. Koss
    FOR ALL NOMINEES          [ ] Lawrence S. Mattson
                              [ ] Martin F. Stein
[ ] FOR ALL EXCEPT            [ ] John J. Stollenwerk
    (See instructions below)

INSTRUCTION:  To withhold authority to vote for any
              individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: [X]





To change the address on your account, please check the
box at right and indicate your new address in the
address space above. Please note that changes to the     [ ]
registered name(s) on the account may not be submitted via this method.

Signature of Stockholder                           Date:          Signature of Stockholder                           Date:
                        --------------------------      --------                          --------------------------      --------

NOTE:   Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

                                KOSS CORPORATION                           PROXY
                        4129 NORTH PORT WASHINGTON AVENUE
                           MILWAUKEE, WISCONSIN 53213

                               2003 ANNUAL MEETING

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


         The undersigned hereby appoints John C. Koss and Lawrence S. Mattson as Proxies, each with full power of substitution for himself, and hereby authorizes them to represent and to vote, as designated on the reverse side, all the shares of common stock of Koss Corporation held as of the record date and which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on September 23, 2003 and any or all adjournments thereof, with like effect as if the undersigned were personally present and voting.

PROPERLY EXECUTED PROXIES RECEIVED BY THE COMPANY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES LISTED FOR DIRECTOR AND FOR PROPOSAL 2. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BEST JUDGMENT OF THE PROXIES APPOINTED. THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND THE PROXY STATEMENT FURNISHED THEREWITH.

                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)

                        ANNUAL MEETING OF STOCKHOLDERS OF

                                KOSS CORPORATION
                                   KESOT PLAN
                               SEPTEMBER 23, 2003


                           Please date, sign and mail
                             your proxy card in the
                            envelope provided as soon
                                  as possible.


   o Please detach along perforated line and mail in the envelope provided. o
--------------------------------------------------------------------------------

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

                                                                                                          FOR    AGAINST    ABSTAIN
1. Election of Directors:                                2. PROPOSAL TO RATIFY THE APPOINTMENT OF         [ ]      [ ]        [ ]
                                                            PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT
                                                            AUDITORS OF THE CORPORATION FOR THE FISCAL
                                                            YEAR ENDING JUNE 30, 2004.

[ ] FOR ALL NOMINEES          NOMINEES:
                              [ ] John C. Koss           3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER
                              [ ] Thomas L. Doerr           BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.
[ ] WITHHOLD AUTHORITY        [ ] Michael J. Koss
    FOR ALL NOMINEES          [ ] Lawrence S. Mattson
                              [ ] Martin F. Stein
[ ] FOR ALL EXCEPT            [ ] John J. Stollenwerk
    (See instructions below)


INSTRUCTION:  To withhold authority to vote for any
              individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: [X]




To change the address on your account, please check the
box at right and indicate your new address in the
address space above. Please note that changes to the   [ ]
registered name(s) on the account may not be submitted via this method.

Signature of Stockholder                           Date:          Signature of Stockholder                           Date:
                        --------------------------      --------                          --------------------------      --------

NOTE:    Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

PROXY
                                KOSS CORPORATION
                        4129 NORTH PORT WASHINGTON AVENUE
                           MILWAUKEE, WISCONSIN 53213

                               2003 ANNUAL MEETING

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.


The undersigned hereby appoints John C. Koss and Lawrence S. Mattson as Proxies, each with full power of substitution for himself, and hereby authorizes them to represent and to vote, as designated on the reverse side, all the shares of common stock of Koss Corporation held as of the record date and which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on September 23, 2003 and any or all adjournments thereof, with like effect as if the undersigned were personally present and voting.

PROPERLY EXECUTED PROXIES RECEIVED BY THE COMPANY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES LISTED FOR DIRECTOR AND FOR PROPOSAL 2. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BEST JUDGMENT OF THE PROXIES APPOINTED. THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND THE PROXY STATEMENT FURNISHED THEREWITH.

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE